UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2024

Strategic Student & Senior Housing Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-220646 (Commission File Number)	81-4112948 (IRS Employer Identification No.)

19900 MacArthur Blvd, Suite 250

Irvine, CA 92612

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 10, 2024, Strategic Student & Senior Housing Trust, Inc. (the “Company”), through SSSHT Operating Partnership, L.P., the Company’s operating partnership (the “Operating Partnership”), and a property-owning special purpose entity (“Borrower”) wholly-owned by the Operating Partnership, entered into a $34.5 million mortgage loan (the “JPM Mortgage Loan”) with JPMorgan Chase Bank, N.A., a national banking association. The JPM Mortgage Loan repays and replaces the Company’s existing $29.5 million mortgage loan entered into on June 28, 2017 and provides cash reserves to the Company.

The JPM Mortgage Loan has an initial term of one year with a maturity date of April 9, 2025, and contains two six-month extension options, subject to conditions as defined in the JPM Mortgage Loan. The JPM Mortgage Loan requires payments of interest only for such period, with the principal balance due upon maturity. The JPM Mortgage Loan bears interest at a rate of the one-month Secured Overnight Credit Facility Rate (“SOFR”) plus 2.25%. In conjunction with the JPM Mortgage Loan, the Company entered into an interest rate cap agreement with a notional amount of $34.5 million, whereby SOFR was capped at 4.25% through the maturity of the JPM Mortgage Loan. Our all in effective rate is capped at 6.5%.

We and H. Michael Schwartz, our Chairman of the board of directors and a director (our “Chairman”), serve as non-recourse guarantors pursuant to the terms and conditions of the JPM Mortgage Loan pursuant to a guaranty agreement entered into in connection with the JPM Mortgage Loan (the “Guaranty Agreement”). The JPM Mortgage Loan contains a number of other customary terms and covenants. The foregoing descriptions of the JPM Mortgage Loan and the Guaranty Agreement do not purport to be complete and are qualified in their entirety by reference to the JPM Mortgage Loan and the Guaranty Agreement, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	JPMorgan Term Loan Agreement, dated April 10, 2024.
10.2	Guaranty Agreement, dated April 10, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic STUDENT & SENIOR HOUSING Trust, Inc.

Date: April 11, 2024	By:	/s/ Matt F. Lopez
Matt F. Lopez
Chief Financial Officer, Treasurer, and Secretary